Exhibit 10.5

Executed Version

Exclusive Call Option Agreement

Regarding

ZTO Express Co., Ltd.

Among

Meisong Lai

Jianfa Lai

Jilei Wang

Xiangliang Hu

Shunchang Zhang

Shareholders listed in Appendix

ZTO Express Co., Ltd.

And

Shanghai Zhongtongji Network Technology Co., Ltd.

August 18, 2015

EXCLUSIVE CALL OPTION AGREEMENT

This EXCLUSIVE CALL OPTION AGREEMENT (this “Agreement”), dated August 18, 2015, is made by and among:

1.                                ZTO Express Co., Ltd. (the “Company”)
Registered address: Block 1, 1685 Hua Zhi Road, Huaxin Town, Qingpu District, Shanghai
Legal representative: Meisong Lai

2.              Shanghai Zhongtongji Network Technology Co., Ltd. (the “WFOE”)
Registered address: Block 5, 1685 Hua Zhi Road, Huaxin Town, Qingpu District, Shanghai
Legal representative: Meisong Lai

3.                                Meisong Lai

4.                                Jianfa Lai

5.                                Jilei Wang

6.                                Xiangliang Hu

7.                                Shunchang Zhang

8.                                Xuebing Shang,

9.                                Feixiang Qiu

10.                         Baixi Lan

11.                         Feng Meng

12.                         Hongjun Xu

13.                         Yaoren Zhang

14.                         Beijing Sequoia Xinyuan Equity Investment Center (L.P.), business license No. 110114015001641

15.                         Tianjin Sequoia Juye Equity Investment Centre (L.P.), business license No. 120192000071010

16.                         Lemou Wu

17.                         Jianying Teng

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18.                         Baozhen Li

19.                         Shumin Ma

20.                         Wei Wang

21.                         Jianchang Lai

22.                         Mingsong Lai

23.                         Senliang Wang

24.                         Youwang Zeng

25.                         Zongrui Hong

26.                         Lijun Huang

27.                         Zhiming Lin

28.                         Rui Wang

29.                         Dianyuan Ren

30.                         Minye Xu

31.                         Ziwen Chen

32.                         Shunfeng Chen

33.                         Fushan Cui

34.                         Jian Zhang

35.                         Shunmei Pan

36.                         Xiaoliang Yuan

37.                         Haifeng Zhou

38.                         Jiangxiu Xi

39.                         Kunman Xiao

40.                         Weijun Yao

41.                         Bo Yang

42.                         Genfu Zhu

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43.                         Jian Zhang

44.                         Yongfang Pan

45.                         Beijng Wudao Technology Investment Management Co., Ltd., business license No. 110108018485177

(the above No. 3 to No. 45 are collectively referred to as the “Existing Shareholders”)

(Each of the above individually being referred to as a “Party” and collectively the “Parties”)

Whereas,

(1)                                 The Existing Shareholders are registered shareholders of the Company holding in aggregate all of the Company’s shares, and as of the date hereof, their respective contribution amount and percentage in the Company’s registered capital are specified in Appendix I hereof.

(2)                                 To the extent not in violation of the PRC laws, the Existing Shareholders intend to transfer to the WFOE, and the WFOE is willing to be transferred, the entire shares they hold in the Company.

(3)                                 To the extent not in violation of the PRC laws, the Company intends to transfer to the WFOE, and the WFOE is willing to be transferred, the assets held by the Company.

(4)                                 In order to effect such transfer of shares or assets, the Existing Shareholders and the Company agree to grant the WFOE an exclusive and irrevocable share transfer option and an exclusive and irrevocable asset purchase option respectively, pursuant to which the Existing Shareholders or the Company shall, to the extent allowed by the PRC laws, transfer the Option Shares or the Company Assets (as defined below) to the WFOE and/or any other entity or individual designated by the WFOE in accordance with the terms hereof and as required by the WFOE.

(5)                                 The Company agrees that the Existing Shareholders will grant the WFOE with a Share Transfer Option in accordance with this Agreement.

(6)                                 The Existing Shareholder agree that the Company will grant the WFOE with an Asset Purchase Option in accordance with this Agreement.

NOW, THEREFORE, the Parties hereby agree as follows through negotiations:

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ARTICLE I

DEFINITIONS

1.1                               Unless otherwise explained as required by the context, in this Agreement, the following terms shall have the following meanings:

PRC Laws	mean the then-effective laws, administrative regulations, administrative rules, local decrees, judicial interpretations and other binding documents of the PRC.

Share Transfer Option	means the option to purchase the shares of the Company that is granted by the Existing Shareholders to the WFOE in accordance with the terms and conditions hereof.

Asset Purchase Option	means the option to purchase any of the Company Assets that is granted by the Company to the WFOE in accordance with the terms and conditions hereof.

Option Shares

mean, with respect to an Existing Shareholder, all the shares it holds in the Company’s Registered Capital (as defined below); with respect to all of the Existing Shareholders, 100% shares of the Company.

Company’s Registered Capital

means the registered capital of the Company as of the date hereof, i.e. RMB 600 million, which also includes the increased registered capital as a result of any form of capital increase during the effective term of this Agreement.

Transferred Shares

mean the shares of the Company that the WFOE is entitled to require the Existing Shareholders to transfer to it or its designated entity or person pursuant to Article 3 hereof in exercising the Share Transfer Option, and the quantity of such Transferred Shares may be all or part of the Option Shares and is to be determined at the sole discretion of the WFOE in accordance with the then-current PRC Laws and depending upon its own commercial considerations.

Transferred Assets

mean the Company Assets that the WFOE is entitled to require the Company to transfer to it or its designated entity or person pursuant to Article 3 hereof in exercising the Asset Purchase Option, and the quantity of such Transferred Assets may be all or part of the Company Assets and is to be determined at the sole discretion of the WFOE in accordance with the then-current PRC Laws and depending upon its own commercial considerations.

Exercise	means the exercise of the Share Transfer Option or Asset Purchase

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Option by the WFOE.

Transfer Price

means the entire consideration payable by the WFOE or its designated entity or person in each Exercise to the Existing Shareholders or the Company for acquiring the Transferred Shares or the Company Assets.

Business License

means any approval, permit, filing, registration, etc. that is necessary to be held by the Company for the legitimate and valid conduct of all its business, including without limitation the Business License for Enterprise Legal Person, Tax Registration Certificate and other permits and licenses then required under the PRC Laws.

Company Assets

mean all of the tangible and intangible assets that is owned by the Company or the Company has the right of disposal during the effective term of this Agreement, including without limitation any real property, current property and trademarks, authorship, patents, know-how, domain names, software use right and such other intellectual property rights.

Material Agreement

means any agreement to which the Company is a party and that may have material impact on the Company’s business or assets, including without limitation the Exclusive Consulting and Services Agreement executed concurrently with this Agreement and other material agreements regarding the business of the Company.

Exercise Notice	has the meaning ascribed to it in Section 3.7 hereof.

Confidential Information	has the meaning ascribed to it in Section 8.1 hereof.

Defaulting Party	has the meaning ascribed to it in Section 11.1 hereof.

Default	has the meaning ascribed to it in Section 11.1 hereof.

Rights	has the meaning ascribed to it in Section 12.5 hereof.

1.2                               Any reference to the PRC Laws herein shall be deemed:

(a)                       to also include the reference to any revision, amendment, supplement and reenactment of such PRC Laws, irrespective of whether such revision, amendment, supplement and reenactment comes into force before or after the date hereof; and

(b)                       to also include the reference to any other decision, notice and rule formulated under, or that becomes effective as a result of, any provision of such PRC Laws.

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1.3                               Unless otherwise specified in the context herein, any reference to an article, section, paragraph or item shall mean the corresponding article, section, paragraph or item in this Agreement.

ARTICLE II

GRANT OF SHARE TRANSFER OPTION AND ASSET PURCHASE OPTION

2.1                               The Existing Shareholders agree to unconditionally and irrevocably grant the WFOE, and the WFOE agrees to accept, an exclusive share transfer option, pursuant to which the WFOE is entitled to require the Existing Shareholders, to the extent permissible by the PRC Laws, to transfer the Option Shares to it or to an entity or person designated by it in accordance with the terms and conditions herein.

2.2                               The Company hereby agrees that the Existing Shareholders shall grant the Share Transfer Option in accordance with the above Section 2.1 and other provisions herein.

2.3                               The Company hereby agrees to unconditionally and irrevocably grants the WFOE, and the WFOE agrees to accept, an exclusive asset purchase option, pursuant to which the WFOE is entitled to require the Company, to the extent permissible by the PRC Laws, to transfer any and portion of the Option Shares to it or to an entity or person designated by it in accordance with the terms and conditions herein.

2.4                               The Existing Shareholders hereby agrees that the Company shall grant the Asset Purchase Option in accordance with the above Section 2.3 and other provisions herein.

ARTICLE III

MANNER OF EXERCISE

3.1                               Subject to the terms and conditions herein and to the extent permissible by the PRC Laws, the WFOE has the absolute discretion to decide the time, manner and number of times of its Exercise.

3.2                               Subject to the terms and conditions herein and to the extent not in violation of the then-current PRC Laws, the WFOE is entitled to require at any time that the WFOE itself or other entity or person it designates be transferred all or part of the shares from the Existing Shareholders.

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3.3                               Subject to the terms and conditions herein and to the extent not in violation of the then-current PRC Laws, the WFOE is entitled to require at any time that the WFOE itself or other entity or person it designates be transferred all or part of the Company Assets from the Company.

3.4                               In respect of the Share Transfer Option, for each Exercise, the WFOE is entitled to decide the amount of the Transferred Shares to be transferred by the Existing Shareholders to the WFOE and/or its designated entity or person in such Exercise, and the Existing Shareholders shall sell the Transferred Shares to the WFOE and/or its designated entity or person in such amount determined by the WFOE. The WFOE and/or its designated entity or person shall pay Transfer Price to the Existing Shareholders selling the Transferred Shares in respect of the Transferred Shares sold in each Exercise.

3.5                               In respect of the Asset Purchase Option, for each Exercise, the WFOE is entitled to decide the specific Company Assets to be transferred by the Company to the WFOE and/or its designated entity or person in such Exercise, and the Company shall sell the Transferred Assets to the WFOE and/or its designated entity or person as determined by the WFOE. The WFOE and/or its designated entity or person shall pay Transfer Price to the Company in respect of the Transferred Assets sold in each Exercise.

3.6                               In each Exercise, the WFOE may require the Transferred Shares or Transferred Assets to be transferred to itself or designate any third party to be transferred all or part of the Transferred Shares or Transferred Assets.

3.7                               Each time the WFOE has made the decision of Exercise, it shall serve a Share Transfer Exercise Notice or Asset Purchase Option Notice (each an “Exercise Notice,” the form of which is attached as Appendix 2 and Appendix 3) to the Existing Shareholders or the Company, as the case may be. The Existing Shareholders or the Company shall, upon its receipt of the Exercise Notice, act as required in the Exercise Notice and transfer in a lump sum all of the Transferred Shares or Transferred Assets to the WFOE and/or its designated entity or person in the manner provided in Section 3.4 or 3.5 hereof.

ARTICLE IV

PURCHASE PRICE

4.1                               With respect to the Share Transfer Option, the entire Transfer Price of each Exercise payable by the WFOE or its designated entity or person to the Existing Shareholders shall be equal to the lower of (i) the amount of contribution in the Company’s Registered Capital to which the Transferred Shares correspond to, or (ii) the lowest price permissible under the then-current PRC Laws.

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4.2                               With respect to the Asset Purchase Option, the WFOE or its designated entity or person shall pay to the Company the lowest price permissible under the then-current PRC Laws for each Exercise.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

5.1                               Each of the Existing Shareholders hereby represents and warrants that:

5.1.1                     it is a PRC citizen with full capacity of conduct, a limited partnership or a limited liability company; it has full and independent legal status and capacity to execute, deliver and perform and can independently act as a party to a lawsuit.

5.1.2                     the Company is a company limited by shares and duly registered and validly existing under the PRC Laws, and has independent legal status; it has full and independent legal status and capacity to execute, deliver and perform and can independently act as a party to a lawsuit.

5.1.3                     it has full power and authority to execute, deliver and perform this Agreement and all the other documents to be signed by it relating to the transactions contemplated hereby, and to consummate the transactions contemplated hereby.

5.1.4                     this Agreement is duly and legally executed and delivered by the Existing Shareholders and constitutes its legal and binding obligation and may be enforced against it in accordance with the terms hereof.

5.1.5                     it is the registered legal owner of the Option Shares as of the date hereof, and the Option Shares are free of any lien, pledge, claim or other security interest or third party right, except for (i) the pledge created in accordance with the Share Pledge Agreement executed by and among the Company, the WFOE and the Existing Shareholders on the date hereof, and (ii) the proxy right created in accordance with the Shareholders’ Voting Proxy Agreement executed on the date hereof. According to this Agreement, the WFOE and/or its designated entity or person may, after the Exercise, acquire the sound ownership of the Transferred Shares free of any lien, pledge, claim or other security interest or third party right.

5.1.6                     to its knowledge, the Company Assets are free of any lien, pledge, claim or other security interest or third party right. According to this Agreement, the WFOE and/or its designated entity or person may, after the Exercise, acquire the sound ownership of the Company Assets free of any lien, pledge, claim or other security interest or third party right.

5.1.7                     unless as required by compulsory PRC Laws, it shall not require the Company to declare distribution of or actually grant any distributable profits, bonus or dividends, and once it receives any profits, bonus or dividends from the Company, it shall,

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to the extent in compliance with the PRC Laws, promptly give such profits, bonus or dividends (net of relevant taxes) to the WFOE or any eligible entity or person designated by the WFOE.

5.2                               The Company hereby represents and warrants that:

5.2.1                     it is a company limited by shares and duly registered and validly existing under the PRC Laws, and has independent legal status; it has full and independent legal status and capacity to execute, deliver and perform and can independently act as a party to a lawsuit.

5.2.2                     it has full power and authority to execute, deliver and perform this Agreement and all the other documents to be signed by it relating to the transactions contemplated hereby, and to consummate the transactions contemplated hereby.

5.2.3                     this Agreement is duly and legally executed and delivered by it and constitutes its legal and binding obligation.

5.2.4                     the Company Assets are free of any lien, pledge, claim or other security interest or third party right. According to this Agreement, the WFOE and/or its designated entity or person may, after the Exercise, acquire the sound ownership of the Company Assets free of any lien, pledge, claim or other security interest or third party right.

5.2.5                     unless as required by compulsory PRC Laws, it shall not declare distribution or actually grant any distributable profits, bonus or dividends.

5.3                               The WFOE hereby represents and warrants that:

5.3.1                     it is a foreign investment company duly registered and validly existing under the PRC Laws, and has independent legal status; it has full and independent legal status and capacity to execute, deliver and perform and can independently act as a party to a lawsuit.

5.3.2                     it has full power and authority to execute, deliver and perform this Agreement and all the other documents to be signed by it relating to the transactions contemplated hereby, and to consummate the transactions contemplated hereby.

5.3.3                     this Agreement is duly and legally executed and delivered by it and constitutes its legal and binding obligation.

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ARTICLE VI

COVENANTS OF THE EXISTING SHAREHOLDERS

Each of the Existing Shareholders hereby covenants that:

6.1                               without prior written consent by the WFOE, throughout the effective term hereof,

6.1.1                     it will not transfer or otherwise dispose of, or create any security interest or other third party right on, any Option Shares;

6.1.2                     it will not increase or decrease the Company’s Registered Capital, or otherwise cause the Company to merge with any other entity;

6.1.3                     it will not dispose of or cause the Company’s management to dispose of any material Company Assets, except those in the ordinary course of business;

6.1.4                     it will not terminate or cause the Company’s management to terminate any material agreement executed by the Company, or sign any other agreement that is in conflict with any existing material agreement;

6.1.5                     it will not appoint or dismiss any director, supervisor or any other managerial person that should be appointed or dismissed by all the Existing Shareholders;

6.1.6                     it will not cause the Company to declare declaration of or actually grant any distributable profits, bonus or dividends;

6.1.7                     it will ensure that the Company is validly existing and will not be terminated, liquidated or dissolved;

6.1.8                     it will not amend the Company’s articles of association; and

6.1.9                     it will ensure that the Company will not lend or borrow loans, or provide security or otherwise provide guarantee, or assume any substantial obligation other than in the ordinary course of business.

6.2                               throughout the effective term of this Agreement, it must use its best efforts to develop the Company’s business and ensure the due and compliant operations of the Company, and it will not conduct any act or omission that may jeopardize the Company Assets, goodwill or the validity of the Company’s Business License.

6.3                               throughout the effective term of this Agreement, it shall timely inform the WFOE of any circumstances that may have material adverse effect on the Company’s existence,

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operations, financial performance, assets or goodwill, and shall take all measures accepted by the WFOE to preclude such adverse circumstances or take effective remedial measures.

6.4                               once the WFOE serves the Exercise Notice:

6.4.1                     it shall immediately hold a shareholders’ meeting, adopt resolutions at such meeting and take all other necessary actions to approve the transfer by the Existing Shareholders or the Company of all of the Transferred Shares or Transferred Assets to the WFOE and/or WFOE’s designated entity or person at the Transfer Price, and shall waive any right of first refusal (if any) it may own;

6.4.2                     it shall immediately execute a share transfer agreement with the WFOE and/or WFOE’s designated entity or person to transfer all of the Transferred Shares to the WFOE and/or WFOE’s designated entity or person at the Transfer Price, and provide necessary support to the WFOE (including providing and executing all relevant legal documents, performing all government approval and registration procedures and assuming all relevant obligations) as required by the WFOE and the laws and regulations, to enable the WFOE and/or WFOE’s designated entity or person to acquire all of the Transferred Shares free of any legal defects, or any security interest, third party restriction or any other restriction on the shares.

6.5                               if the aggregate amount of the Transfer Price received by it in respect of the Transferred Shares it holds is higher than its contribution to the Company, or it receives any form of profit distribution, dividend or bonus from the Company, then the Existing Shareholder agrees to waive, to the extent not in violation of the PRC Laws, the proceeds from such premium and any such profit distribution, dividend or bonus (net of relevant taxes), and the WFOE shall be entitled to such part of proceeds. The Existing Shareholders shall instruct relevant assignee or the Company to pay such part of proceeds to the bank account then designated by the WFOE.

ARTICLE VII

COVENANTS BY THE COMPANY

7.1                               The Company hereby covenants that:

7.1.1                     it will try its best to provide assistance in obtaining any third party consent, permit, waiver, authorization or any government approval, permit, waiver, or completing any registration or filing procedures (if legally required) with any government authority in connection with the execution and performance of this Agreement and the grant of the Share Transfer Option and Asset Purchase Option hereunder.

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7.1.2                     without prior written consent of the WFOE, it will not assist or permit the Existing Shareholders to transfer or otherwise dispose of any Option Shares or create any security interest or other third party right on any Option Shares.

7.1.3                     without prior written consent of the WFOE, it will not transfer or otherwise dispose of any material Company Assets, other than in the ordinary course of business, or create any security interest or other third party right on any Company Assets.

7.1.4                     it will not conduct or permit the conduct of any act or action that may have material adverse effect on the interests entitled by the WFOE hereunder, including without limitation any act or action subject to the restrictions provided in Section 6.1.

7.2                               once the WFOE serves the Exercise Notice:

7.2.1                     the Company shall immediately cause the Existing Shareholders to hold a shareholders’ meeting, adopt resolutions at such meeting and take all other necessary actions to approve the transfer by the Company of all of the Transferred Assets to the WFOE and/or WFOE’s designated entity or person at the Transfer Price;

7.2.2                     the Company shall immediately execute an asset transfer agreement with the WFOE and/or WFOE’s designated entity or person to transfer all of the Transferred Assets to the WFOE and/or WFOE’s designated entity or person at the Transfer Price, and cause the shareholders to provide necessary support to the WFOE (including providing and executing all relevant legal documents, performing all government approval and registration procedures and assuming all relevant obligations) as required by the WFOE and the laws and regulations, to enable the WFOE and/or WFOE’s designated entity or person to acquire all of the Transferred Assets free of any legal defects, or any security interest, third party restriction or any other restriction on the Company Assets.

ARTICLE VIII

CONFIDENTIALITY OBLIGATIONS

8.1                               Whether or not this Agreement is terminated, all Parties shall keep in strict confidence the trade secrets, proprietary information, client information and all other information of a confidential nature regarding the other Parties acquired in the conclusion and performance of this Agreement (collectively the “Confidential Information”). Except with a prior written consent of the disclosing party of the Confidential Information or except the disclosure that must be made in accordance with relevant laws and regulations or the requirements of the place where a Party’s affiliate is listed, the Party receiving the Confidential Information shall not disclose any Confidential Information to any other third party; the Party receiving the Confidential

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Information shall not directly or indirectly use any Confidential Information except for purposes of performing this Agreement.

8.2                               The following information shall not constitute Confidential Information:

(a)                       any information which, as shown by written evidence, has previously been known to the receiving Party through legal means;

(b)                       any information that enters into the public domain not due to the fault of the receiving Party; or

(c)                        any information that is acquired by the receiving Party from legal sources subsequent to the receipt of Confidential Information.

8.3                               The receiving Party may disclose the Confidential Information to its relevant employees, agents or professionals retained by it, provided that the receiving Party shall make sure that such persons will comply with the relevant terms and conditions of this Agreement and assume any liabilities arising as a result of such person’s breach of the relevant terms and conditions of this Agreement.

8.4                               Notwithstanding anything else contained herein, this article shall survive the termination of this Agreement.

ARTICLE IX

TERM

This Agreement shall be effective as of the date of its due execution by the Parties, and shall terminate after all of the Option Shares and Company Assets have been duly transferred under the name of the WFOE and/or its designated entity or person pursuant to the provisions hereof.

ARTICLE X

NOTICES

10.1                        Any notices, requests, demands and other communications required to be given or made pursuant to this Agreement shall be made in writing and delivered to relevant Parties.

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10.2                        Such notices or other communications shall be deemed to be duly served upon delivery if sent by fax or telex, or upon delivery if sent by personal delivery, or after five (5) days upon delivered to the post if sent by mail.

ARTICLE XI

LIABILITIES FOR BREACH OF CONTRACT

11.1                        The Parties agree and acknowledge that if any Party (“Defaulting Party”) materially breaches any provision of this Agreement, or materially fails to perform or delays performing any of its obligations hereunder, such breach, failure or delay shall constitute a default hereunder (the “Default”), and the non-defaulting Party may require the Defaulting Party to rectify or correct the Default or take remedial measures; if the Defaulting Party fails to rectify or correct the Default or take remedial measures within such reasonable period of time or within ten (10) days upon the issuance of the written notice by the non-defaulting Party requiring such rectification or correction, the non-defaulting Party may decide at its sole discretion:

11.1.1              if the Existing Shareholders or the Company is the Defaulting Party, the WFOE may terminate this Agreement and require damages from the Defaulting Party;

11.1.2              if the WFOE is the Defaulting Party, the non-defaulting Party may require damages from the Defaulting Party, but in no event may such non-defaulting Party terminate or rescind this Agreement unless otherwise provided by the law.

11.2                        Notwithstanding anything else contained herein, this article shall survive the termination of this Agreement.

ARTICLE XII

MISCELLANEOUS

12.1                        This Agreement is written in Chinese in ten (10) originals, with Beijng Wudao Technology Investment Management Co., Ltd. holding one (1), Beijing Sequoia Xinyuan Equity Investment Center (L.P.) and Tianjin Sequoia Juye Equity Investment Centre (L.P.) holding two (2) and all the other Parties holding the remaining seven (7) originals.

12.2                        The formation, effectiveness, performance, amendment, interpretation and termination of this Agreement shall be governed by the PRC Laws.

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12.3                        Any dispute arising under or in connection with this Agreement shall be resolved through negotiations between the Parties. In case the Parties fail to reach agreement within thirty (30) days upon the occurrence of the dispute, such dispute shall be submitted to Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with the then-effective arbitration rules. The place for the arbitration shall be in Shanghai and the language used in the arbitration shall be Chinese. The arbitral award shall be final and equally binding on all the Parties.

12.4                        No right, power and remedy of a Party empowered by any provision hereof shall preclude such Party from any other right, power or remedy entitled by it under the laws and other provisions hereof, nor shall any Party’s exercise of its rights, powers and remedies preclude such Party from exercising any other right, power or remedy entitled by it.

12.5                        Any Party’s failure to exercise or delay in exercising any right, power and remedy (the “Rights”) entitled by it under this Agreement or any law will not result in its waiver of such Rights, and any single or partial waiver of such Rights shall not preclude other exercise of such Rights or the exercise of other rights.

12.6                        The taxes and legal expenses and costs to be undertaken by one or more Parties hereto according to express requirements of applicable law in connection with the transactions hereunder (including without limitation the WFOE’s exercise of the Share Transfer Option and/or Asset Purchase Option hereunder) shall be fully reimbursed by the WFOE to such Party or Parties; provided, however, that the foregoing shall not apply to the taxes relating to any profits, bonus or dividends under Section 5.1.7 and 6.5 as well as the taxes on the premium of the Transferred Shares, for which the WFOE will not need to make any compensation to such Party or Parties.

12.7                        The headings contained in this Agreement are for the convenience of reference only and shall not be used to interpret, explain or otherwise affect the meaning of the provisions of this Agreement.

12.8                        Each provision hereof is severable and independent of each other provision. If any one or more provisions of this Agreement is held void, invalid or unenforceable at any time, the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way.

12.9                        This Agreement, once executed, shall supersede all other prior legal documents entered into by the Parties with respect to the subject matters herein. Any amendments or supplements to this Agreement shall be made in writing and come into effect after duly signed by the Parties.

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12.10                 No Party shall transfer any of its rights and/or obligations hereunder to any third party without prior written consent of the other Parties.

12.11                 This Agreement shall be binding on the legal assigns or successors the Parties.

(No text below)

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(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

IN WITNESS THEREOF, this Exclusive Call Option Agreement has been signed by the Parties as of the date first written above.

ZTO Express Co., Ltd.
(Company seal: /s/ ZTO Express Co., Ltd.)

By:	/s/ Meisong Lai
Name: Meisong Lai
Title: Legal Representative

Shanghai ZTO Ji Network Technology Co., Ltd.
(Company seal: /s/ Shanghai ZTO Ji Network Technology Co., Ltd.)

By:	/s/ Meisong Lai
Name: Meisong Lai
Title: Legal Representative

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Meisong Lai

Signature:	/s/ Meisong Lai

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Jianfa Lai

Signature:	/s/ Jianfa Lai

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Jilei Wang

Signature:	/s/ Jilei Wang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Xiangliang Hu

Signature:	/s/ Xiangliang Hu

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Shunchang Zhang

Signature:	/s/ Shunchang Zhang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Xuebing Shang

Signature:	/s/ Xuebing Shang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Feixiang Qiu

Signature:	/s/ Feixiang Qiu

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Baixi Lan

Signature:	/s/ Baixi Lan

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Feng Meng

Signature:	/s/ Feng Meng

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Hongjun Xu

Signature:	/s/ Hongjun Xu

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Yaoren Zhang

Signature:	/s/ Yaoren Zhang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Lemou Wu

Signature:	/s/ Lemou Wu

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Jianying Teng

Signature:	/s/ Jianying Teng

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Baozhen Li

Signature:	/s/ Baozhen Li

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Shumin Ma

Signature:	/s/ Shumin Ma

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Wei Wang

Signature:	/s/ Wei Wang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Jianchang Lai

Signature:	/s/ Jianchang Lai

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Mingsong Lai

Signature:	/s/ Mingsong Lai

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Senliang Wang

Signature:	/s/ Senliang Wang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Youwang Zeng

Signature:	/s/ Youwang Zeng

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Zongrui Hong

Signature:	/s/ Zongrui Hong

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Lijun Huang

Signature:	/s/ Lijun Huang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Zhiming Lin

Signature:	/s/ Zhiming Lin

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Rui Wang

Signature:	/s/ Rui Wang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Dianyuan Ren

Signature:	/s/ Dianyuan Ren

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Minye Xu

Signature:	/s/ Minye Xu

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Ziwen Chen

Signature:	/s/ Ziwen Chen

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Shunfeng Chen

Signature:	/s/ Shunfeng Chen

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Fushan Cui

Signature:	/s/ Fushan Cui

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Jian Zhang

Signature:	/s/ Jian Zhang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Shunmei Pan

Signature:	/s/ Shunmei Pan

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Xiaoliang Yuan

Signature:	/s/ Xiaoliang Yuan

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Haifeng Zhou

Signature:	/s/ Haifeng Zhou

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Jiangxiu Xi

Signature:	/s/ Jiangxiu Xi

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Kunman Xiao

Signature:	/s/ Kunman Xiao

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Weijun Yao

Signature:	/s/ Weijin Yao

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Bo Yang

Signature:	/s/ Bo Yang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Genfu Zhu

Signature:	/s/ Genfu Zhu

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Jian Zhang

Signature:	/s/ Jian Zhang

(This page is the signature page of the Exclusive Call Option Agreement and contains no body text)

Yongfang Pan

Signature:	/s/ Yongfang Pan

Beijing Sequoia Xinyuan Equity Investment Center (L.P.)
(Company seal: /s/ Beijing Sequoia Xinyuan Equity Investment Center (L.P.))

Tianjin Sequoia Juye Equity Investment Centre (L.P.)
(Company seal: /s/ Tianjin Sequoia Juye Equity Investment Centre (L.P.))

Beijng Wudao Technology Investment Management Co., Ltd.
(Company seal: /s/ Beijng Wudao Technology Investment Management Co., Ltd.)

By:	/s/ Yi Sun
Name: Yi Sun
Title: Legal Representative

Appendix 1:

Basic Information of the Company

Company Name: ZTO Express Co., Ltd.

Shareholding structure:

No.	Name of Shareholder	Number of Shares/Contribution to Company’s Registered Capital	Shareholding Percentage

1	Meisong Lai	206,100,000	34.35%

2	Jianfa Lai	72,000,000	12.00%

3	Jilei Wang	60,000,000	10.00%

4	Xiangliang Hu	42,300,000	7.05%

5	Shunchang Zhang	36,000,000	6.00%

6	Xuebing Shang	26,400,000	4.40%

7	Feixiang Qiu	18,000,000	3.00%

8	Baixi Lan	8,400,000	1.40%

9	Feng Meng	6,000,000	1.00%

10	Hongjun Xu	3,529,860	0.59%

11	Yaoren Zhang	6,000,000	1.00%

1

12	Beijing Sequoia Xinyuan Equity Investment Center (L.P.)	24,000,000	4.00%

13	Tianjin Sequoia Juye Equity Investment Centre (L.P.)	12,000,000	2.00%

14	Lemou Wu	16,762,050	2.79%

15	Jianying Teng	30,143,462	5.02%

16	Baozhen Li	3,202,746	0.53%

17	Shumin Ma	2,313,492	0.39%

18	Wei Wang	1,568,250	0.26%

19	Jianchang Lai	6,330,000	1.06%

20	Mingsong Lai	6,250,000	1.04%

21	Senliang Wang	2,960,088	0.49%

22	Youwang Zeng	1,480,044	0.25%

23	Zongrui Hong	903,900	0.15%

24	Lijun Huang	259,986	0.04%

25	Zhiming Lin	259,986	0.04%

26	Rui Wang	609,006	0.10%

2

27	Dianyuan Ren	470,820	0.08%

28	Minye Xu	689,868	0.11%

29	Ziwen Chen	410,610	0.07%

30	Shunfeng Chen	370,000	0.06%

31	Fushan Cui	160,000	0.03%

32	Jian Zhang	160,000	0.03%

33	Shunmei Pan	150,000	0.03%

34	Xiaoliang Yuan	75,000	0.01%

35	Haifeng Zhou	450,000	0.08%

36	Jiangxiu Xi	550,000	0.09%

37	Kunman Xiao	940,000	0.16%

38	Weijun Yao	504,000	0.08%

39	Bo Yang	830,832	0.14%

40	Genfu Zhu	126,000	0.02%

41	Jian Zhang	165,000	0.03%

42	Yongfang Pan	165,000	0.03%

3

43	Beijng Wudao Technology Investment Management Co., Ltd.	10,000	0.0017%

	Total	600,000,000	100%

4

Appendix 2:

Form of Exercise Notice

To: Meisong Lai, Jianfa Lai, Jilei Wang, Xiangliang Hu, Shunchang Zhang, Xuebing Shang, Feixiang Qiu, Baixi Lan, Feng Meng, Hongjun Xu, Yaoren Zhang, Beijing Sequoia Xinyuan Equity Investment Center (L.P.), Tianjin Sequoia Juye Equity Investment Centre (L.P.), Lemou Wu, Jianying Teng, Baozhen Li, Shumin Ma, Wei Wang, Jianchang Lai, Mingsong Lai, Senliang Wang, Youwang Zeng, Zongrui Hong, Lijun Huang, Zhiming Lin, Rui Wang, Dianyuan Ren, Minye Xu, Ziwen Chen, Shunfeng Chen, Fushan Cui, Jian Zhang, Shunmei Pan, Xiaoliang Yuan, Haifeng Zhou, Jiangxiu Xi, Kunman Xiao, Weijun Yao, Bo Yang, Genfu Zhu, Jian Zhang, Yongfang Pan and Beijng Wudao Technology Investment Management Co., Ltd.

WHEREAS, we, ZTO Express Co., Ltd. (the “Company”) and you entered into an Exclusive Call Option Agreement (the “Option Agreement”) on August 18, 2015 and reached an agreement that you shall transfer the equity interest you hold in the Company to us or any third party designated by us at our request to the extent permitted by the PRC laws and regulations.

Therefore, we hereby give this notice to you as follows:

We hereby request to exercise the Share Transfer Option under the Option Agreement and we/[name of company/individual] designated by us will acquire the [•]% of the equity interest you hold in the Company (the “Proposed Acquired Shares”). Upon your receipt of this notice, you shall immediately transfer all the Proposed Acquired Equity to us/[name of designated company/individual] pursuant to the provisions of the Option Agreement.

Regards,

Shanghai Zhongtongji Network Technology Co., Ltd.

Authorized representative:

Date:

5

Appendix 3:

Form of Exercise Notice

To: ZTO Express Co., Ltd.

WHEREAS, we, your Company and Meisong Lai, Jianfa Lai, Jilei Wang, Xiangliang Hu, Shunchang Zhang, Xuebing Shang, Feixiang Qiu, Baixi Lan, Feng Meng, Hongjun Xu, Yaoren Zhang, Beijing Sequoia Xinyuan Equity Investment Center (L.P.), Tianjin Sequoia Juye Equity Investment Centre (L.P.), Lemou Wu, Jianying Teng, Baozhen Li, Shumin Ma, Wei Wang, Jianchang Lai, Mingsong Lai, Senliang Wang, Youwang Zeng, Zongrui Hong, Lijun Huang, Zhiming Lin, Rui Wang, Dianyuan Ren, Minye Xu, Ziwen Chen, Shunfeng Chen, Fushan Cui, Jian Zhang, Shunmei Pan, Xiaoliang Yuan, Haifeng Zhou, Jiangxiu Xi, Kunman Xiao, Weijun Yao, Bo Yang, Genfu Zhu, Jian Zhang, Yongfang Pan and Beijng Wudao Technology Investment Management Co., Ltd. entered into an Exclusive Call Option Agreement (the “Option Agreement”) on August 18, 2015 and reached an agreement that your company shall transfer your assets to us or any third party designated by us at our request to the extent permitted by the PRC laws and regulations.

Therefore, we hereby give this notice to your company as follows:

We hereby request to exercise the Asset Purchase Option under the Option Agreement and we/[name of company/individual] designated by us will acquire the assets owned by your company as stated in a separate list (the “Proposed Acquired Assets”). Upon your receipt of this notice, your company shall immediately transfer all the Proposed Acquired Assets to us/[name of designated company/individual] pursuant to the provisions of the Option Agreement.

Regards,

Shanghai Zhongtongji Network Technology Co., Ltd.

Authorized representative:

Date:

6